UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Unconstrained Bond Fund

October 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 11, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Unconstrained Bond Fund (the “Fund”) for the annual reporting period ended October 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital.

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative 3 years to positive 7 years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize,

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	1

without limit, derivatives, such as options, futures, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

Investment Results

The table on page 6 shows the Fund’s performance compared with its primary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. T-Bill Index, and its secondary benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged) for the six- and 12-month periods ended October 31, 2013.

For the 12-month period, all share classes of the Fund, except Classes B and C, outperformed the primary benchmark; for the six-month period, all share classes of the Fund underperformed the primary benchmark. Interest rate exposure in the U.S., as yields began to climb, was the primary detractor from performance during both periods. The Fund’s overall hedging strategy, which protects the Fund from downside risks, also detracted. The Fund’s corporate positions in both the investment-grade and high-yield corporate markets provided a partial offset. The Fund’s corporate exposure was established by cash bonds, as well as through synthetics (credit default swap derivatives). A bond position in Nigeria contributed positively for both periods, while a position in Indonesia and U.K. inflation-linkers helped for the 12-month period.

During both periods, the Fund utilized derivatives including currency forwards for hedging back currency on non-U.S. dollar positions and to manage overall currency exposure. For the six-month period the Fund’s currency positioning detracted due to the Fund’s long position in the Australian dollar and short exposure to the euro. Currency positioning was not meaningful for the 12-month period, as a short position in the Japanese yen, which contributed, was offset by a long position in the Australian dollar and short position in the British pound and euro. During both periods, the Fund utilized Treasury futures and interest rate swaps in order to manage the overall interest rate exposure of the Fund. Purchased and written options, and purchased and written swaptions for hedging and investment purposes added to returns for both periods; total return swaps for investment purposes detracted for both periods; dividend swaps for investment purposes during the six-month period had an immaterial impact; and equity futures for hedging and investment purposes had an immaterial impact during both periods.

Market Review and Investment Strategy

The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior during the 12-month period ended October 31, 2013. After a positive start, capital markets stumbled in the second quarter. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual

2	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

funds, both in the U.S. and around the world, reinforcing volatility.

Fixed-income markets rallied at the end of the period however, buoyed by the Fed’s announcement that its aggressive reflationary policies would be delayed, possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program. Resolution of the debt ceiling debate in the U.S., at least in the short term, also sparked a relief rally.

Most major bond sectors fell into negative territory for the annual period, as yields rose. As measured by the benchmark, commercial mortgage-backed securities and high yield outperformed, providing positive returns. Investment-grade corporates posted negative returns, but outperformed Treasuries and the broader fixed-income market in duration-neutral terms as spreads narrowed. The corporate sector was helped by solid returns within financials. At the end of the period, U.S. Treasuries declined as yields rose across the maturity spectrum, except for the shortest maturities. 10-year Treasury yield, which moves in reverse direction to price, ended the period at 2.55%.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA ML® 3-Month U.S. T-Bill Index and the Barclays Global Aggregate Bond Index (U.S. dollar hedged) do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Unconstrained Bond Fund
Class A	-1.79%	0.46%

Class B*	-2.19%	-0.30%

Class C	-2.09%	-0.31%

Advisor Class†	-1.65%	0.63%

Class R†	-1.89%	0.14%

Class K†	-1.87%	0.40%

Class I†	-1.64%	0.67%

BofA ML 3-Month U.S. T-Bill Index	0.03%	0.09%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	-1.11%	1.15%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/03 TO 10/31/13

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Unconstrained Bond Fund Class A shares (from 10/31/03 to 10/31/13) as compared to the performance of the Fund’s primary benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.60%
1 Year	0.46%	-3.78%
5 Years	6.80%	5.87%
10 Years	4.30%	3.85%

Class B Shares			-0.07%
1 Year	-0.30%	-4.12%
5 Years	6.06%	6.06%
10 Years(a)	3.71%	3.71%

Class C Shares			-0.05%
1 Year	-0.31%	-1.26%
5 Years	6.06%	6.06%
10 Years	3.58%	3.58%

Advisor Class Shares†			0.93%
1 Year	0.63%	0.63%
5 Years	7.09%	7.09%
10 Years	4.60%	4.60%

Class R Shares†			0.36%
1 Year	0.14%	0.14%
5 Years	6.59%	6.59%
Since Inception‡	3.55%	3.55%

Class K Shares†			0.66%
1 Year	0.40%	0.40%
5 Years	6.86%	6.86%
Since Inception‡	3.84%	3.84%

Class I Shares†			1.09%
1 Year	0.67%	0.67%
5 Years	7.13%	7.13%
Since Inception‡	4.12%	4.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.20%, 2.17%, 1.15%, 1.84%, 1.48% and 1.14% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

‡	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.47%
5 Years	4.28%
10 Years	3.76%

Class B Shares
1 Year	-4.69%
5 Years	4.48%
10 Years(a)	3.63%

Class C Shares
1 Year	-1.95%
5 Years	4.48%
10 Years	3.50%

Advisor Class Shares†
1 Year	-0.06%
5 Years	5.47%
10 Years	4.51%

Class R Shares†
1 Year	-0.45%
5 Years	5.00%
Since Inception‡	3.51%

Class K Shares†
1 Year	-0.21%
5 Years	5.32%
Since Inception‡	3.81%

Class I Shares†
1 Year	-0.06%
5 Years	5.54%
Since Inception‡	4.07%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

‡	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

10	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.10	$4.50	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$978.10	$7.98	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$979.10	$7.98	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$983.50	$3.00	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$981.10	$5.49	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$981.30	$4.24	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	983.60	$3.00	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $247.0

*	All data are as of October 31, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets - Corporate Bonds, Options Purchased - Calls, Options Purchased - Puts and Quasi-Sovereigns.

12	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

*	All data are as of October 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.1% or less in the following countries: China, France, Germany, Ireland, Netherlands, South Africa and Sweden.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 18.0%
Brazil – 6.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	35,600	$15,880,481

United States – 11.6%
U.S. Treasury Notes
0.125%, 7/31/14(a)	U.S.$	10,000	10,001,170
1.75%, 5/15/23(a)		19,885	18,572,272

			28,573,442

Total Governments - Treasuries (cost $44,371,449)			44,453,923

INFLATION-LINKED SECURITIES – 5.6%
United Kingdom – 1.8%
United Kingdom Gilt Inflation Linked Series 3MO 1.25%, 11/22/17(b)	GBP	2,365	4,271,321

United States – 3.8%
U.S. Treasury Inflation Index
1.75%, 1/15/28 (TIPS)	U.S.$	3,785	4,253,159
2.50%, 7/15/16 (TIPS)		4,690	5,173,537

			9,426,696

Total Inflation-Linked Securities (cost $13,956,211)			13,698,017

CORPORATES – INVESTMENT GRADES – 4.7%
Industrial – 2.1%
Basic – 0.3%
International Paper Co. 9.375%, 5/15/19		160	211,973
Lubrizol Corp. 8.875%, 2/01/19		155	205,823
Weyerhaeuser Co. 7.375%, 3/15/32		204	253,662

			671,458

Capital Goods – 0.2%
CRH Finance Ltd. 7.375%, 5/28/14(b)	EUR	120	168,917
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	200	221,457
Tyco International Finance SA 8.50%, 1/15/19		150	186,206

			576,580

14	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.3%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	U.S.$	225	$244,489
Comcast Corp. 5.30%, 1/15/14		180	181,752
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		215	217,964
Time Warner Cable, Inc. 7.50%, 4/01/14		150	154,042

			798,247

Communications - Telecommunications – 0.2%
American Tower Corp. 5.05%, 9/01/20		140	147,895
British Telecommunications PLC 8.50%, 12/07/16(b)	GBP	100	191,922
United States Cellular Corp. 6.70%, 12/15/33	U.S.$	275	265,674

			605,491

Consumer Cyclical - Automotive – 0.1%
Daimler Finance North America LLC 6.50%, 11/15/13		160	160,271
Volvo Treasury AB 5.95%, 4/01/15(b)		190	202,274

			362,545

Consumer Cyclical - Other – 0.1%
Carnival PLC 4.25%, 11/27/13	EUR	140	190,506

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 3.25%, 4/15/23	U.S.$	525	484,759
Nordstrom, Inc. 6.25%, 1/15/18		180	210,855

			695,614

Consumer Non-Cyclical – 0.1%
Altria Group, Inc. 9.25%, 8/06/19		51	68,071
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	163,781
Whirlpool Corp. 8.60%, 5/01/14		20	20,785

			252,637

Energy – 0.1%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	38,409
Hess Corp. 8.125%, 2/15/19		35	44,101
Noble Energy, Inc. 8.25%, 3/01/19		153	192,566

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Noble Holding International Ltd. 4.90%, 8/01/20	U.S.$	15	$16,135

			291,211

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	30,533
Motorola Solutions, Inc. 7.50%, 5/15/25		181	220,399
Xerox Corp. 8.25%, 5/15/14		165	171,508

			422,440

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14		90	93,399
5.75%, 12/15/16		70	78,404

			171,803

Transportation - Railroads – 0.1%
CSX Corp. 7.375%, 2/01/19		149	184,114

Transportation - Services – 0.0%
Ryder System, Inc. 7.20%, 9/01/15		71	78,658

			5,301,304

Financial Institutions – 1.9%
Banking – 0.7%
ANZ Capital Trust III 0.884%, 12/15/53(c)	EUR	210	274,435
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	170	176,253
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20		165	191,014
Macquarie Group Ltd. 7.625%, 8/13/19(b)		115	136,813
Morgan Stanley Series G 5.50%, 7/24/20		175	197,537
National Australia Bank Ltd. 3.75%, 3/02/15(b)		90	93,663
Societe Generale SA 2.50%, 1/15/14(b)		180	180,551
Standard Chartered Bank 5.875%, 9/26/17(b)	EUR	100	154,586
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	195	217,352

			1,622,204

Brokerage – 0.0%
Jefferies Group LLC 6.875%, 4/15/21		70	79,100

16	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 1.0%
Aetna, Inc. 6.75%, 12/15/37	U.S.$	257	$321,005
Allied World Assurance Co. Ltd. 5.50%, 11/15/20		180	197,630
Chubb Corp. (The) 6.375%, 3/29/67		705	768,450
CIGNA Corp. 5.125%, 6/15/20		90	99,606
Coventry Health Care, Inc. 6.125%, 1/15/15		20	21,276
Genworth Financial, Inc. 6.515%, 5/22/18		230	266,656
Humana, Inc. 6.30%, 8/01/18		25	29,048
6.45%, 6/01/16		20	22,415
7.20%, 6/15/18		180	215,833
Lincoln National Corp. 8.75%, 7/01/19		47	61,327
Markel Corp. 7.125%, 9/30/19		60	72,678
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1	1,033
Nationwide Mutual Insurance Co. 9.375%, 8/15/39 (b)		165	230,145
Prudential Financial, Inc. 6.20%, 1/15/15		135	143,652
Series D 7.375%, 6/15/19		25	31,104
WellPoint, Inc. 5.875%, 6/15/17		20	22,843
7.00%, 2/15/19		45	54,356

			2,559,057

REITS – 0.2%
Digital Realty Trust LP 5.25%, 3/15/21		250	263,011
Health Care REIT, Inc. 4.95%, 1/15/21		180	193,814

			456,825

			4,717,186

Utility – 0.5%
Electric – 0.2%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	194,555
PPL Energy Supply LLC 6.50%, 5/01/18		180	204,243
TECO Finance, Inc. 5.15%, 3/15/20		55	60,155

			458,953

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.3%
DCP Midstream LLC 9.75%, 3/15/19(b)	U.S.$	155	$197,687
Energy Transfer Partners LP 6.125%, 2/15/17		225	255,132
EQT Corp. 8.125%, 6/01/19		35	43,107
Spectra Energy Capital LLC 8.00%, 10/01/19		170	207,233

			703,159

			1,162,112

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		416	457,891

Total Corporates – Investment Grades (cost $10,664,211)			11,638,493

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Non-Agency Floating Rate – 2.4%
Alliance Bancorp Trust Series 2007-OA1, Class A1 0.41%, 7/25/37(c)		703	467,596
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.35%, 4/25/47(b)(c)		696	453,623
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.36%, 12/25/36(c)		808	465,758
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.148%, 3/25/36(c)		317	241,769
HarborView Mortgage Loan Trust Series 2006-14, Class 2A1A 0.323%, 1/25/47(c)		659	505,673
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.60%, 3/25/36(c)		741	503,623
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.41%, 6/25/37(c)		546	476,151
Luminent Mortgage Trust Series 2006-5, Class A1A 0.36%, 7/25/36(c)		591	390,656

18	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NovaStar Mortgage-Backed Notes Series 2006-MTA1, Class 2A1A 0.36%, 9/25/46(c)	U.S.$	503	$414,308
Residential Accredit Loans, Inc. Series 2005-QO3, Class A1 0.57%, 10/25/45(c)		466	341,494
Series 2006-QO4, Class 2A1
0.36%, 4/25/46(c)		666	502,204
Series 2007-QO2, Class A1
0.32%, 2/25/47(c)		819	491,402
Residential Asset Securitization Trust Series 2006-A4, Class 2A7 1.07%, 5/25/36(c)		660	485,028
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10, Class 2A3 1.07%, 11/25/35(c)		527	365,501

			6,104,786

Non-Agency Fixed Rate – 0.8%
CitiMortgage Alternative Mortgage Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36		493	419,838
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.005%, 6/25/46		198	137,533
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.526%, 9/25/35		586	481,029
Series 2007-QH9, Class A1
1.421%, 11/25/37		743	411,844
Washington Mutual Mortgage Pass-Through Certificates Series 2006-4, Class 3A1 6.137%, 5/25/36		689	458,003

			1,908,247

Total Collateralized Mortgage Obligations (cost $8,569,740)			8,013,033

		Shares
INVESTMENT COMPANIES – 3.2%
Funds and Investment Trusts – 3.2%
Blackrock MuniYield Quality Fund III Inc		143,115	1,859,064
Invesco Municipal Opportunity Trust		206,563	2,429,181
SPDR S&P Bank ETF		115,954	3,621,243

Total Investment Companies (cost $7,888,568)			7,909,488

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.6%
Banc of America Commercial Mortgage, Inc. Series 2007-3, Class AJ 5.559%, 6/10/49	U.S.$	490	$468,361
Commercial Mortgage Trust Series 2006-C8, Class AJ 5.377%, 12/10/46		550	530,723
Series 2007-GG9, Class AM
5.475%, 3/10/39		555	590,323
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.444%, 7/10/44(b)		600	524,047
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.631%, 4/10/38		420	409,956
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AJ 6.151%, 4/15/41		478	475,864
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class AJ 5.568%, 2/12/39		425	441,483
Series 2006-4, Class AJ 5.239%, 12/12/49		545	532,006

			3,972,763

Non-Agency Floating Rate CMBS – 0.2%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(d)		343	369,186
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.644%, 10/15/21(b)(c)		190	187,886

			557,072

Total Commercial Mortgage-Backed Securities (cost $4,554,422)			4,529,835

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.6%
United States – 1.6%
Alameda Corridor Trnsp Auth CA Series 1999C, NPFGC 6.60%, 10/01/29		100	104,277
City of Houston TX Utility System Revenue Series 2011D 5.00%, 11/15/40		600	624,942
City Public Service Board of San Antonio 5.00%, 2/01/43		600	626,124

20	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY Series 2012H 5.00%, 11/15/31	U.S.$	600	$627,942
Series 2013A 5.00%, 11/15/38		600	613,224
New Jersey State Turnpike Authority Series 2012B 5.00%, 1/01/27		570	624,754
University of California Series 2012G 5.00%, 5/15/37		600	626,226

Total Local Governments – Municipal Bonds (cost $3,808,605)			3,847,489

CORPORATES – NON-INVESTMENT GRADES – 0.7%
Industrial – 0.5%
Basic – 0.1%
ArcelorMittal 6.125%, 6/01/18		225	244,125

Capital Goods – 0.1%
Ardagh Glass Finance PLC 7.125%, 6/15/17(b)	EUR	112	155,870
Case New Holland, Inc. 7.875%, 12/01/17	U.S.$	128	151,520

			307,390

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		9	8,370
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	85	122,910

			131,280

Communications - Telecommunications – 0.2%
Sunrise Communications International SA 7.00%, 12/31/17(b)		100	143,650
Wind Acquisition Finance SA 7.25%, 2/15/18(b)	U.S.$	200	210,000
Windstream Corp. 7.875%, 11/01/17		55	62,906

			416,556

Consumer Non-Cyclical – 0.0%
HCA, Inc. 7.58%, 9/15/25		65	67,600

			1,166,951

Financial Institutions – 0.2%
Banking – 0.1%
Barclays Bank PLC 4.75%, 3/15/20	EUR	160	179,006

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

National Westminster Bank PLC 2.374%, 1/05/14(c)	EUR	200	$221,177

			400,183

Brokerage – 0.1%
Lehman Brothers Holdings Zero Coupon, 5/25/10(c)(e)	U.S.$	435	91,350
Zero Coupon, 1/12/12(e)		440	92,400

			183,750

			583,933

Total Corporates – Non-Investment Grades (cost $1,635,738)			1,750,884

		Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.6%
Banking – 0.6%
Citigroup Capital XIII 7.875%(d)		25,000	687,500
US Bancorp/MN 6.00%		25,500	692,835

Total Preferred Stocks (cost $1,417,850)			1,380,335

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.3%
Dominican Republic – 0.3%
Dominican Republic 15.95%, 6/04/21(f) (cost $768,040)	DOP	27,000	748,694

GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
South Korea – 0.3%
Export-Import Bank of Korea 6.60%, 11/04/13(b) (cost $853,697)	IDR	7,720,000	683,825

EMERGING MARKETS – SOVEREIGNS – 0.2%
Argentina – 0.2%
Argentina Bonar Bonds Series X 7.00%, 4/17/17 (cost $562,807)	U.S.$	675	587,587

22	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $506,952)	U.S.$	510	$553,988

ASSET-BACKED SECURITIES – 0.2%
Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.44%, 3/25/36(c)		378	248,732
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.453%, 1/20/36(c)		99	94,826
Lehman XS Trust Series 2006-4N, Class A2A 0.39%, 4/25/46(c)		20	14,269

			357,827

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(f)(g)		3	– 0	–

Total Asset-Backed Securities (cost $378,007)			357,827

BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(c)(g)(h)(i)		519	– 0	–

Consumer Non-Cyclical – 0.1%
H.J. Heinz Company 3.50%, 6/05/20(c)		299	301,282

Total Bank Loans (cost $809,781)			301,282

		Notional Amount (000)
OPTIONS PURCHASED – CALLS – 0.1%
Swaptions – 0.1%
IRS.RTR Deutsche Bank Expiration: Dec 2013, Exercise Rate: 2.00%(e)		116,910	73,950
IRS.RTR JPMorgan Chase Expiration: Dec 2013, Exercise Rate: 1.45%(e)		29,970	79,872

			153,822

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Equity Indices – 0.0%
S&P 500 Index Expiration: Dec 2013, Exercise Price: $ 1,800.00(e)(j)	U.S.$	48	$48,720

Options on Equities – 0.0%
iShares IBoxx Expiration: Dec 2013, Exercise Price: $ 93.00(e)(j)		502	41,415

Options on Funds and Investment Trusts – 0.0%
iShares MSCI E Expiration: Dec 2013, Exercise Price: $ 45.50(e)(j)		1,378	23,426

Total Options Purchased - Calls (premiums paid $714,220)			267,383

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b) (cost $190,676)		190	213,760

EMERGING MARKETS – CORPORATE BONDS – 0.0%
Industrial – 0.0%
Basic – 0.0%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20 (cost $71,984)		72	68,721

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNY/USD Expiration: Jul 2014, Exercise Price: CNY 6.30(e)		71,080,000	20,597

Options on Equity Indices – 0.0%
S&P 500 Index Expiration: Nov 2013, Exercise Price: $ 1,640.00(e)(j)		34	3,910

Total Options Purchased - Puts (premiums paid $140,586)			24,507

		Shares
COMMON STOCKS – 0.0%
Resolute Forest Products Inc(e) (cost $0)		48	768

24	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 57.7%
U.S. Treasury Bills – 52.7%
U.S. Treasury Bill Zero Coupon, 11/21/13-2/06/14 (cost $130,094,286)	U.S.$	130,100	$130,094,949

		Shares
Investment Companies – 4.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(k) (cost $12,144,548)		12,144,548	12,144,548

		Principal Amount (000)

Time Deposits – 0.1%
Citibank, London 0.03%, 11/01/13 (cost $171,268)	U.S.$	171	171,268

Total Short-Term Investments (cost $142,410,102)			142,410,765

Total Investments – 98.6% (cost $244,273,646)			243,440,604
Other assets less liabilities – 1.4%			3,568,729

Net Assets – 100.0%			$247,009,333

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 E-Mini Futures	138	December 2013	$11,538,200	$12,081,900	$543,700

Sold Contracts
U.S. T-Note 5 Yr Futures (CBT)	24	December 2013	2,867,812	2,920,500	(52,688)
U.S. 10 Yr T-Note Futures (CBT)	207	December 2013	25,594,399	26,363,392	(768,993)
U.S. Long Bond Futures (CBT)	8	December 2013	1,043,129	1,078,500	(35,371)

					$(313,352)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	USD	2,236	IDR	26,184,014	11/27/13	$123,159
Barclays Capital Inc.	USD	2,307	JPY	229,388	11/27/13	25,767
Barclays Capital Inc.	USD	2,416	PHP	105,500	11/27/13	19,946
Barclays Capital, Inc.	IDR	26,184,014	USD	2,384	11/27/13	24,418
Barclays Capital, Inc.	JPY	231,278	USD	2,351	11/27/13	(1,415)
Barclays Capital, Inc.	NZD	2,891	USD	2,321	11/27/13	(63,196)
Brown Brothers Harriman & Co.	MXN	5,005	USD	387	11/27/13	3,967
Brown Brothers Harriman & Co.	NZD	38	USD	32	11/27/13	350
Brown Brothers Harriman & Co.	USD	299	CAD	308	11/27/13	(3,341)
Brown Brothers Harriman & Co.	USD	209	EUR	0	12/20/13	1,211
Brown Brothers Harriman & Co.	USD	33	GBP	21	11/27/13	1,019
Brown Brothers Harriman & Co.	EUR	64	USD	87	12/20/13	(263)
Brown Brothers Harriman & Co.	GBP	72	USD	116	12/20/13	1,203
Brown Brothers Harriman & Co.	JPY	429	USD	4	12/20/13	(33)
Brown Brothers Harriman & Co.	USD	6	CAD	6	12/20/13	(51)
Brown Brothers Harriman & Co.	USD	5,378	EUR	4	12/20/13	(82,241)
Citibank, NA	CHF	4,347	USD	4,712	11/27/13	(79,263)
Citibank, NA	EUR	3,563	USD	4,764	11/27/13	(74,088)
Citibank, NA	USD	2,336	CHF	2,101	11/27/13	(19,950)
Credit Suisse International	CAD	245	USD	236	11/27/13	1,132
Deutsche Bank	CAD	8,150	USD	7,735	11/27/13	(77,194)
Deutsche Bank	JPY	466,244	USD	4,725	11/27/13	(17,615)
Deutsche Bank	USD	2,400	CAD	2,473	11/27/13	(29,426)
Deutsche Bank	USD	5,683	MXN	75,540	11/27/13	95,756
Deutsche Bank	USD	2,284	NZD	2,930	11/27/13	132,556
Goldman Sachs	USD	2,333	JPY	226,671	11/27/13	(27,391)
Goldman Sachs	USD	232	MXN	3,077	11/27/13	2,898
Goldman Sachs	BRL	37,380	USD	15,903	1/10/14	(522,405)
HSBC Securities, Inc.	GBP	1,530	USD	2,384	11/27/13	(69,147)
JPMorgan Chase Bank, NA	CAD	397	USD	380	11/27/13	(657)
JPMorgan Chase Bank, NA	USD	262	MXN	3,517	11/27/13	7,560
JPMorgan Chase Bank, NA	GBP	2,746	USD	4,394	12/20/13	(7,824)
Royal Bank of Scotland	AUD	2,452	USD	2,294	11/27/13	(19,502)
Standard Chartered Bank	IDR	7,149,532	USD	615	12/20/13	(25,431)
Standard Chartered Bank	USD	640	IDR	7,149,532	12/20/13	(172)
UBS Securities LLC	EUR	193	USD	264	11/27/13	1,819
UBS Securities LLC	EUR	5,032	USD	6,787	12/20/13	(44,693)

						$(722,537)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Put – iShares IBoxx(j)	1,258	$90	November 2013	$31,405	$(12,580)
Put – iShares IBoxx(j)	502	90	December 2013	68,755	(25,100)
Put – S&P 500 Index(j)	48	1,680	December 2013	130,414	(57,360)
Put – SPDR Financial Index(j)	2,870	20	December 2013	76,411	(74,620)

				$306,985	$(169,660)

26	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
Put – CNY vs. USD	CNY 6.80	7/08/14	CNY 71,080	$36,428	$	– 0	–

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Put – 1 Year Interest Rate Swap (OTC)	3 Month USD- LIBOR	JPMorgan Chase Bank, NA	1.70%	12/18/13	$14,985	$63,686	$(28,861)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC (INTRCONX):
CDX-NAHY Series 20 5 Year Index, 6/20/18*	(5.00)%	3.14%	$4,700	$(385,755)	$(281,816)	$(103,939)
CDX-NAHY Series 20 5 Year Index, 6/20/18*	(5.00)	3.14	9,290	(762,484)	(571,053)	(191,431)

Sale Contracts
Morgan Stanley & Co. LLC (CME):
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	3.14	6,040	495,737	191,994	303,743
Morgan Stanley & Co. LLC (INTRCONX):
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	3.14	5,971	490,074	213,958	276,116
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.64	43,440	746,908	337,399	409,509
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.73	58,600	859,987	558,772	301,215
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.73	33,820	496,327	457,219	39,108

				$1,940,794	$906,473	$1,034,321

*	Termination date

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)		$34,700	5/10/15	3 Month LIBOR	0.36%	$44,608
Morgan Stanley & Co. LLC/(CME)		58,280	9/18/15	0.55%	3 Month LIBOR	(179,852)
Morgan Stanley & Co. LLC/(CME)		115,850	9/24/15	0.49%	3 Month LIBOR	(208,153)
Morgan Stanley & Co. LLC/(CME)		8,990	10/23/15	3 Month LIBOR	0.45%	6,030
Morgan Stanley & Co. LLC/(CME)		57,700	5/10/18	0.91%	3 Month LIBOR	709,632
Morgan Stanley & Co. LLC/(CME)		33,120	8/14/18	1.52%	3 Month LIBOR	(328,468)
Morgan Stanley & Co. LLC/(CME)	CAD	11,820	9/20/18	3 Month CDOR	2.35%	173,799
Morgan Stanley & Co. LLC/(CME)		$11,590	9/24/18	1.65%	3 Month LIBOR	(150,589)
Morgan Stanley & Co. LLC/(CME)		2,790	9/25/18	1.64%	3 Month LIBOR	(34,635)
Morgan Stanley & Co. LLC/(CME)		43,573	10/07/18	1.53%	3 Month LIBOR	(254,217)
Morgan Stanley & Co. LLC/(CME)		15,230	10/23/18	1.51%	3 Month LIBOR	(60,765)
Morgan Stanley & Co. LLC/(CME)		23,000	5/10/23	3 Month LIBOR	1.95%	(1,118,751)
Morgan Stanley & Co. LLC/(CME)		4,970	8/06/23	2.79%	3 Month LIBOR	(95,453)
Morgan Stanley & Co. LLC/(CME)		17,710	8/14/23	3 Month LIBOR	2.74%	235,894
Morgan Stanley & Co. LLC/(CME)		1,390	9/25/23	2.87%	3 Month LIBOR	(28,721)
Morgan Stanley & Co. LLC/(CME)		23,300	10/07/23	3 Month LIBOR	2.77%	246,236
Morgan Stanley & Co. LLC/(CME)		2,330	10/09/23	2.78%	3 Month LIBOR	(26,538)
Morgan Stanley & Co. LLC/(CME)		11,680	10/23/23	2.75%	3 Month LIBOR	(81,550)
Morgan Stanley & Co. LLC/(CME)		6,240	10/23/23	3 Month LIBOR	2.74%	39,705
Morgan Stanley & Co. LLC/(CME)		5,010	10/25/23	2.62%	3 Month LIBOR	24,898
Morgan Stanley & Co. LLC/(CME)		2,300	8/06/43	3 Month LIBOR	3.66%	47,050
Morgan Stanley & Co. LLC/(CME)		5,710	10/23/43	3 Month LIBOR	3.66%	72,051
Morgan Stanley & Co. LLC/(CME)		2,420	10/25/43	3 Month LIBOR	3.54%	(26,467)

						$(994,256)

28	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
iTraxx Australia- 20 5 Year Index, 12/20/18*	(1.00)%	1.05%	$58,600	$85,844	$577,503	$(491,659)
CDX-LCDX.NA Series 20 5 Year Index, 12/20/16*	(2.50)	1.56	9,009	(371,861)	(279,879)	(91,982)
Barclays Capital, Inc.:
United Mexican States, 5.95% 3/19/19, 12/20/18*	(1.00)	1.05	4,610	5,247	13,527	(8,280)
United Mexican States, 5.95% 3/19/19, 12/20/18*	(1.00)	1.05	16,150	18,381	47,388	(29,007)
Credit Suisse International:
Black & Decker Corp., 5.75% 11/15/16, 6/20/16*	(1.00)	0.13	500	(11,991)	(9,342)	(2,649)
BPB Ltd., 4.75% 4/11/17, 6/20/16*	(1.00)	0.37	500	(8,724)	(5,949)	(2,775)
Hershey Co., 6.95% 8/15/12, 6/20/16*	(1.00)	0.17	500	(11,532)	(7,802)	(3,730)
Svenska Handelsbanken AB, 5.125% 3/30/20, 6/20/16*	(1.00)	0.27	500	(10,048)	(7,468)	(2,580)
Deutsche Bank AG:
Freeport-McMoran Corp., 9.500% 6/1/31, 6/20/16*	(1.00)	0.19	500	(11,222)	(11,676)	454
Goldman Sachs:
CDX-LCDX.NA Series 20 5 Year Index, 6/20/18*	(2.50)	1.56	4,594	(189,609)	(179,090)	(10,519)
CDX-LCDX.NA Series 20 5 Year Index, 6/20/18*	(2.50)	1.56	10,568	(432,552)	(305,499)	(127,053)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC:
Coca-Cola Co., 3.15% 11/15/20, 6/20/16*	(1.00)%	0.11%	$500	$(12,298)	$(7,474)	$(4,824)
Republic of Korea, 4.875% 9/22/14, 12/20/18*	(1.00)	0.60	17,880	(377,827)	(326,544)	(51,283)
Republic of Korea, 4.875% 9/22/14, 12/20/18*	(1.00)	0.60	21,100	(445,870)	(385,352)	(60,518)
Target Corp., 5.375% 5/01/17, 6/20/16*	(1.00)	0.10	500	(12,473)	(7,220)	(5,253)

Sale Contracts
Citibank, NA:
Argentine Republic, 8.28% 12/31/33, 6/20/18*	5.00	19.89	1,110	(406,137)	(539,541)	133,404
CDX-CMBX.NA Series BBB 5 Year Index, 5/11/63*	3.00	3.82	15,770	(900,679)	(355,968)	(544,711)
Morgan Stanley Capital Services LLC:
CDX-CMBX.NA Series BBB 5 Year Index, 5/11/63*	3.00	3.82	2,670	(152,716)	(277,473)	124,757

				$(3,246,067)	$(2,067,859)	$(1,178,208)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	3,900,000	11/09/14	0.26%	6 Month LIBOR	$(20,581)
Citibank, NA		377,500	8/01/16	0.51%	6 Month LIBOR	(29,714)
Deutsche Bank AG		$10,000	8/15/14	0.47%	3 Month LIBOR	(19,218)
JPMorgan Chase Bank, NA		650	4/20/20	3.74%	3 Month LIBOR	(74,064)
JPMorgan Chase Bank, NA		950	4/26/20	3.77%	3 Month LIBOR	(109,619)

						$(253,196)

30	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	2,807	1 Month LIBOR Plus 0.25%	$5,050	12/31/13	Barclays Bank PLC	$(1,399)
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	8,381	1 Month LIBOR Plus 0.35%	15,100	1/31/14	Barclays Bank PLC	(217)
Receive	Barclays Capital US Inflation Linked Bonds 1 to 10 Year Index	39,743	1 Month LIBOR Plus 0.23%	10,050	1/31/14	Barclays Bank PLC	(112)
Receive	Barclays Captail US Agg Total Return Value Unhedged USD Index	8,563	1 Month LIBOR Plus 0.25%	15,650	11/29/13	Barclays Bank PLC	(86)
Receive	Barclays Captail US Agg Total Return Value Unhedged USD Index	5,152	1 Month LIBOR Plus 0.25%	9,270	1/15/14	Barclays Bank PLC	(107)
Receive	GS Wave US Growth LC Index	78,659	1 Month LIBOR Plus 0.48%	15,933	4/25/14	Goldman Sachs International	(126,139)

Pay Total Return on Reference Index
Pay	SPDR S&P Regional Banking ETF	90,592	1 Month LIBOR Minus 0.65%	3,419	11/17/14	Deutsche Bank AG	35,461
Pay	GS Wave US Growth SC Index	61,721	1 Month LIBOR Minus 0.12%	14,991	4/25/14	Goldman Sachs International	(133,877)

							$(226,476)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $13,618,490.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $9,225,830 or 3.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

(d)	Variable rate coupon, rate shown as of October 31, 2013.

(e)	Non-income producing security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.30% of net assets as of October 31, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Dominican Republic 15.95%, 6/04/21	6/14/11	$768,040	$748,694		0.30%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	3,301	– 0	–	0.00%

(g)	Fair valued by the Adviser.

(h)	Security is in default and is non-income producing.

(i)	Illiquid security.

(j)	One contract relates to 100 shares.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

PHP – Philippine Peso

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Securities Index

CDX-LCDX.NA – North American Loan Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NPFGC – National Public Finance Guarantee Corporation

REIT – Real Estate Investment Trust

RTR – Right To Receive

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

32	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

The following table represents the equity basket holdings underlying the total return swap with GS (Goldman Sachs) Wave US Growth LC Index as of October 31, 2013.

Security Description	Shares
GS Wave US Growth LC Index
ACCO Brands Corp.	1,247
Advanced Micro Devices, Inc.	1,582
Agilent Technologies, Inc.	8,892
Air Products & Chemicals, Inc.	1,222
Alcatel-Lucent	2,672
Alcoa, Inc.	9,277
Allegheny Technologies, Inc.	2,758
Altera Corp.	1,145
Analog Devices, Inc.	1,143
Applied Materials, Inc.	4,858
Ashland, Inc.	451
Broadcom Corp.	1,514
Caterpillar, Inc.	3,511
Ciena Corp.	285
Cisco Systems, Inc.	15,814
Corning, Inc.	5,309
CSX Corp.	5,904
Cummins, Inc.	988
Danaher Corp.	2,500
Deere & Co.	2,468
Domtar Corp.	1,062
Dover Corp.	1,074
Dow Chemical Co./The	5,326
Eastman Chemical Co.	888
Eaton Corp. PLC	3,932
Ecolab, Inc.	997
EI du Pont de Nemours & Co.	5,073
Emerson Electric Co.	7,544
Exelis, Inc.	946
FedEx Corp.	1,327
Freeport-McMoRan Copper & Gold, Inc.	15,760
Illinois Tool Works, Inc.	2,218
Ingersoll-Rand PLC	3,413
Intel Corp.	16,502
International Flavors & Fragrances, Inc.	431
International Paper Co.	9,172
ITT Corp.	473
Jabil Circuit, Inc.	3,741
JDS Uniphase Corp.	725
Juniper Networks, Inc.	1,734
KLA-Tencor Corp.	634
Lam Research Corp.	456
Linear Technology Corp.	973
Louisiana-Pacific Corp.	2,360
LSI Corp.	1,244
Masco Corp.	10,826

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	33

Portfolio of Investments

Security Description	Shares
Maxim Integrated Products, Inc.	1,068
MeadWestvaco Corp.	3,781
Micron Technology, Inc.	2,265
Molex, Inc.	2,978
Monsanto Co.	2,910
Motorola Solutions, Inc.	1,085
Navistar International Corp.	348
Norfolk Southern Corp.	1,820
Nucor Corp.	5,639
NVIDIA Corp.	1,830
PACCAR, Inc.	1,995
Pall Corp.	662
Parker Hannifin Corp.	948
Plum Creek Timber Co., Inc.	3,812
PMC—Sierra, Inc.	791
PPG Industries, Inc.	887
Praxair, Inc.	1,729
QUALCOMM, Inc.	5,251
Rockwell Automation, Inc.	2,808
Ryder System, Inc.	266
Sanmina Corp.	1,851
Sigma-Aldrich Corp.	734
Southwest Airlines Co.	17,845
Tellabs, Inc.	1,445
Teradyne, Inc.	630
Texas Instruments, Inc.	4,917
Union Pacific Corp.	2,370
United Parcel Service, Inc.	3,686
United States Steel Corp.	3,788
Vulcan Materials Co.	4,139
WABCO Holdings, Inc.	2,355
Weyerhaeuser Co.	11,200
Xerox Corp.	18,431
Xilinx, Inc.	1,112
Xylem, Inc./NY	946

34	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

The following table represents the equity basket holdings underlying the total return swap with GS (Goldman Sachs) Wave US Growth SC Index as of October 31, 2013.

Security Description	Shares
GS Wave US Growth SC Index
Abbott Laboratories	2,503
AbbVie, Inc.	2,503
Actavis plc	172
Allergan, Inc./United States	504
Altria Group, Inc.	3,996
Archer-Daniels-Midland Co.	2,293
AT&T, Inc.	21,495
Avon Products, Inc.	1,993
Bristol-Myers Squibb Co.	3,288
Brown-Forman Corp.	3,849
Campbell Soup Co.	671
Carnival Corp.	3,004
CenturyLink, Inc.	1,106
Clorox Co./The	670
Coach, Inc.	3,295
Coca-Cola Co./The	13,752
Coca-Cola Enterprises, Inc.	1,099
Colgate-Palmolive Co.	4,458
ConAgra Foods, Inc.	1,885
Constellation Brands, Inc.	4,866
Costco Wholesale Corp.	3,657
CVS Caremark Corp.	6,138
Darden Restaurants, Inc.	917
Dean Foods Co.	246
Dillard’s, Inc.	512
Eli Lilly & Co.	1,822
Estee Lauder Cos, Inc./The	1,072
Family Dollar Stores, Inc.	1,163
Fifth & Pacific Cos, Inc.	857
Forest Laboratories, Inc.	536
Frontier Communications Corp.	3,562
Gap, Inc./The	4,416
General Mills, Inc.	2,558
Hanesbrands, Inc.	337
Hershey Co./The	638
Hillshire Brands Co.	539
International Game Technology	2,448
JC Penney Co., Inc.	1,874
JM Smucker Co./The	698
Johnson & Johnson	4,778
Jones Group, Inc./The	909
Kellogg Co.	892
Kimberly-Clark Corp.	2,061
Kohl’s Corp.	2,773
Kraft Foods Group, Inc.	921
Kroger Co./The	5,516
L Brands, Inc.	2,776

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	35

Portfolio of Investments

Security Description	Shares
Macy’s, Inc.	4,497
Marriott International, Inc./DE	2,327
Marriott Vacations Worldwide Corp.	232
McCormick & Co., Inc./MD	473
McDonald’s Corp.	8,621
Merck & Co., Inc.	4,946
Molson Coors Brewing Co.	2,750
Mondelez International, Inc.	2,765
Mylan, Inc./PA	352
NIKE, Inc.	6,280
Nordstrom, Inc.	1,721
OSH 1 Liquidating Corp.	35
PepsiCo, Inc.	5,235
Pfizer, Inc.	13,975
Philip Morris International, Inc.	3,996
Procter & Gamble Co./The	4,996
Reynolds American, Inc.	2,380
Safeway, Inc.	3,538
Sally Beauty Holdings, Inc.	340
Sears Canada, Inc.	341
Sears Holdings Corp.	797
Sprint Corp.	4,116
Starbucks Corp.	5,641
Starwood Hotels & Resorts Worldwide, Inc.	1,525
SUPERVALU, Inc.	1,565
Sysco Corp.	4,710
Target Corp.	6,060
Teva Pharmaceutical Industries Ltd	112
Tim Hortons, Inc.	1,079
TJX Cos, Inc.	7,092
Tyson Foods, Inc.	897
Verizon Communications, Inc.	9,096
VF Corp.	716
Wal-Mart Stores, Inc.	6,693
Walgreen Co.	6,420
Wendy’s Co./The	3,387
WhiteWave Foods Co.	304
Whole Foods Market, Inc.	2,222
Windstream Holdings, Inc.	4,805
Yum! Brands, Inc.	3,760

See notes to financial statements.

36	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

Assets
Investments in securities, at value Unaffiliated issuers (cost $232,129,098)	$231,296,056
Affiliated issuers (cost $12,144,548)	12,144,548
Cash	5,203,779	(a)(b)
Receivable for capital stock sold	1,931,847
Upfront premiums paid on centrally cleared credit default swaps	1,759,342
Receivable for terminated credit default and total return swaps	1,449,737
Dividends and interest receivable	1,207,383
Upfront premiums paid on credit default swaps	638,418
Unrealized appreciation of forward currency exchange contracts	442,761
Unrealized appreciation on credit default swaps	258,615
Unrealized appreciation on total return swaps	35,461
Receivable for variation margin on centrally cleared credit default swaps	24,593
Receivable from Adviser	5,221

Total assets	256,397,761

Liabilities
Upfront premiums received on credit default swaps	2,706,277
Unrealized depreciation on credit default swaps	1,436,823
Payable for terminated credit default and total return swaps	1,313,810
Unrealized depreciation of forward currency exchange contracts	1,165,298
Upfront premiums received on centrally cleared credit default swaps	852,869
Payable for capital stock redeemed	510,617
Unrealized depreciation on total return swaps	261,937
Unrealized depreciation on interest rate swaps	253,196
Options written, at value (premiums received $407,099)	198,521
Cash collateral received from broker	180,000
Payable for investment securities purchased	119,510
Payable for variation margin on centrally cleared interest rate swaps	53,786
Distribution fee payable	35,620
Payable for variation margin on futures	34,454
Administrative fee payable	17,982
Dividends payable	16,777
Transfer Agent fee payable	5,384
Accrued expenses and other liabilities	225,567

Total liabilities	9,388,428

Net Assets	$247,009,333

Composition of Net Assets
Capital stock, at par	$28,482
Additional paid-in capital	251,965,828
Undistributed net investment income	1,707,027
Accumulated net realized loss on investment and foreign currency transactions	(3,414,192)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(3,277,812)

	$247,009,333

(a)	An amount of $3,191,763 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at October 31, 2013.

(b)	An amount of $1,191,493 has been segregated to collateralize margin requirements for open futures outstanding at October 31, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	37

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$73,922,074	8,518,666	$8.68	*

B	$1,405,903	161,908	$8.68

C	$18,706,563	2,155,059	$8.68

Advisor	$143,979,649	16,607,582	$8.67

R	$911,006	105,296	$8.65

K	$48,329	5,565	$8.68

I	$8,035,809	928,015	$8.66

*	The maximum offering price per share for Class A shares was $9.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income
Interest	$2,958,549
Dividends
Unaffiliated issuers	91,762
Affiliated issuers	17,613	$3,067,924

Expenses
Advisory fee (see Note B)	974,363
Distribution fee–Class A	212,570
Distribution fee–Class B	15,736
Distribution fee–Class C	168,406
Distribution fee–Class R	5,004
Distribution fee–Class K	117
Transfer agency–Class A	57,195
Transfer agency–Class B	1,623
Transfer agency–Class C	14,090
Transfer agency–Advisor Class	82,416
Transfer agency–Class R	2,603
Transfer agency–Class K	82
Transfer agency–Class I	1,247
Registration fees	148,817
Custodian	114,868
Audit	87,301
Directors’ fees	58,820
Administrative	53,927
Printing	44,323
Legal	39,199
Miscellaneous	31,707

Total expenses	2,114,414
Less: expenses waived and reimbursed by the Adviser (see Note B)	(542,283)

Net expenses		1,572,131

Net investment income		1,495,793

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		866,987
Swaps		1,612,200
Futures		132,686
Options written		94,964
Foreign currency transactions		(935,804)
Net change in unrealized appreciation/ depreciation of:
Investments		(1,444,171)
Swaps		(1,066,213)
Futures		(304,871)
Options written		(71,602)
Foreign currency denominated assets and liabilities		(563,203)

Net loss on investment and foreign currency transactions		(1,679,027)

Net Decrease in Net Assets from Operations		$(183,234)

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,495,793	$1,348,962
Net realized gain on investment and foreign currency transactions	1,771,033	4,302,493
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,450,060)	4,021,413

Net increase (decrease) in net assets from operations	(183,234)	9,672,868
Dividends to Shareholders from
Net investment income
Class A	(1,917,639)	(515,393)
Class B	(50,560)	(13,385)
Class C	(417,556)	(62,489)
Advisor Class	(2,012,318)	(669,285)
Class R	(37,308)	(10,675)
Class K	(1,602)	(1,098)
Class I	(53,508)	(153)
Tax return of capital
Class A	(887,452)	– 0	–
Class B	(23,398)	– 0	–
Class C	(193,238)	– 0	–
Advisor Class	(931,268)	– 0	–
Class R	(17,265)	– 0	–
Class K	(742)	– 0	–
Class I	(24,763)	– 0	–
Capital Stock Transactions
Net increase (decrease)	156,727,004	(11,924,397)
Proceeds from third party service provider (see Note E)	– 0	–	194

Total increase (decrease)	149,975,153	(3,523,813)
Net Assets
Beginning of period	97,034,180	100,557,993

End of period (including undistributed net investment income of $1,707,027 and $3,056,283, respectively)	$247,009,333	$97,034,180

See notes to financial statements.

40	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	41

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on

42	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

44	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$44,453,923		$	– 0	–	$44,453,923
Inflation-Linked Securities		– 0	–	13,698,017			– 0	–	13,698,017
Corporates – Investment Grades		– 0	–	11,638,493			– 0	–	11,638,493
Collateralized Mortgage Obligations		– 0	–	– 0	–		8,013,033		8,013,033
Investment Companies		7,909,488		– 0	–		– 0	–	7,909,488
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		4,529,835		4,529,835
Local Governments – Municipal Bonds		– 0	–	3,847,489			– 0	–	3,847,489
Corporates – Non-Investment Grades		– 0	–	1,658,484			92,400		1,750,884
Preferred Stocks		1,380,335		– 0	–		– 0	–	1,380,335
Emerging Markets – Treasuries		– 0	–	– 0	–		748,694		748,694
Governments – Sovereign Agencies		– 0	–	683,825			– 0	–	683,825
Emerging Markets – Sovereigns		– 0	–	587,587			– 0	–	587,587
Governments – Sovereign Bonds		– 0	–	553,988			– 0	–	553,988
Asset-Backed Securities		– 0	–	– 0	–		357,827		357,827
Bank Loans		– 0	–	– 0	–		301,282		301,282
Options Purchased – Calls		– 0	–	267,383			– 0	–	267,383
Quasi-Sovereigns		– 0	–	213,760			– 0	–	213,760
Emerging Markets – Corporate Bonds		– 0	–	68,721			– 0	–	68,721
Options Purchased – Puts		– 0	–	24,507			– 0	–	24,507
Common Stocks		768		– 0	–		– 0	–	768
Short-Term Investments:
U.S. Treasury Bills		– 0	–	130,094,949			– 0	–	130,094,949
Investment Companies		12,144,548		– 0	–		– 0	–	12,144,548
Time Deposits		– 0	–	171,268			– 0	–	171,268

Total Investments in Securities		21,435,139		207,962,394			14,043,071		243,440,604
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	258,615			– 0	–	258,615
Centrally Cleared Credit Default Swaps		– 0	–	1,329,691			– 0	–	1,329,691	†
Centrally Cleared Interest Rate Swaps		– 0	–	1,599,903			– 0	–	1,599,903	†
Futures		543,700		– 0	–		– 0	–	543,700	†
Forward Currency Exchange Contracts		– 0	–	442,761			– 0	–	442,761
Total Return Swaps		– 0	–	35,461			– 0	–	35,461

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Liabilities
Credit Default Swaps	$	– 0	–	$(1,436,823)		$	– 0	–	$(1,436,823)
Centrally Cleared Credit Default Swaps		– 0	–	(295,370)			– 0	–	(295,370	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(2,594,159)			– 0	–	(2,594,159	)†
Interest Rate Swaps		– 0	–	(253,196)			– 0	–	(253,196)
Futures		(857,052)		– 0	–		– 0	–	(857,052	)†
Forward Currency Exchange Contracts		– 0	–	(1,165,298)			– 0	–	(1,165,298)
Total Return Swaps		– 0	–	(260,016)			(1,921)		(261,937)
Equity Options Written		– 0	–	(169,660)			– 0	–	(169,660)
Currency Options Written		– 0	–	– 0	–		– 0	–^	– 0	–
Interest Rate Swaptions Written		– 0	–	(28,861)			– 0	–	(28,861)

Total+		$21,121,787		$205,425,442			$14,041,150		$240,588,379

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation is reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

^	The Fund held securities with zero market value at period end.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Corporates- Non- Investment Grades			Emerging Markets - Treasuries
Balance as of 10/31/12	$389,329		$180,502		$	– 0	–	$241,196
Accrued discounts/ (premiums)	68,955		542			– 0	–	(4,783)
Realized gain (loss)	(14,274)		– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	(359,659)		(15,088)			42,442		(55,065)
Purchases	8,573,552		4,363,879			122,010		567,346
Sales	(644,870)		– 0	–		(169,402)		– 0	–
Settlements	– 0	–	– 0	–		– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–		97,350		– 0	–
Transfers out of level 3	– 0	–	– 0	–		– 0	–	– 0	–

Balance as of 10/31/13	$8,013,033		$4,529,835			$92,400		$748,694

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**	$(385,514)		$(15,088)			$42,442		$(55,065)

46	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Asset- Backed Securities		Bank Loans^			Common Stocks^			Total Return Swaps
Balance as of 10/31/12	$118,369		$	– 0	–	$	– 0	–	$166,619
Accrued discounts/ (premiums)	3,594			42			– 0	–	– 0	–
Realized gain (loss)	(239,184)			2			– 0	–	596,494
Change in unrealized appreciation/ depreciation	240,896			2,738			– 0	–	(168,540)
Purchases	283,548			299,250			– 0	–	– 0	–
Sales	(49,396)			(750)			– 0	–	– 0	–
Settlements	– 0	–		– 0	–		– 0	–	(596,494)
Transfers into level 3	– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–		– 0	–		– 0	–	– 0	–

Balance as of 10/31/13	$357,827			$301,282		$	– 0	–	$(1,921)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**	$(10,066)			$2,738		$	– 0	–	$(1,921)

	Currency Options Written^			Total
Balance as of 10/31/12	$	– 0	–	$1,096,015
Accrued discounts/ (premiums)		– 0	–	68,350
Realized gain (loss)		– 0	–	343,038
Change in unrealized appreciation/ depreciation		36,429		(275,847)
Purchases		(36,429)		14,173,156
Sales		– 0	–	(864,418)
Settlements		– 0	–	(596,494)
Transfers into level 3		– 0	–	97,350
Transfers out of level 3		– 0	–	– 0	–

Balance as of 10/31/13	$	– 0	–	$14,041,150	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**		$36,429		$(386,045)

^	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2013	Valuation Technique	Unobservable Input	Range/ Weighted Average
Collateralized Mortgage Obligations	$8,013,033	Third Party Vendor	Evaluated Quotes	$ $	55.46-$87.28/ 71.38
Commercial Mortgage- Backed Securities	$4,529,835	Third Party Vendor	Evaluated Quotes	$ $	87.34-$107.53/ 98.89

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

	Fair Value at 10/31/2013			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates - Non - Investment Grades		$92,400		Third Party Vendor	Evaluated Quotes		$21/ N/A
Emerging Markets - Treasuries		$748,694		Market Quotations	Broker Quote		$2.77/ N/A
Asset-Backed Securities		$357,827		Third Party Vendor	Evaluated Quotes	$ $	65.73-$95.82/ 73.96
Bank Loans		$301,282		Third Party Vendor	Evaluated Quotes		$100.68/ N/A
Total Return Swaps		$(1,921)		Market Quotations	Broker Quote	$ $	100.47-$100.81/ 100.81
Currency Options Written	$	– 0	–	Qualitative Assessment			$0.00/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

48	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2013, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2014 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2013, such reimbursement amounted to $542,283.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2013, the reimbursement for such services amounted to $53,927.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $54,193 for the year ended October 31, 2013.

50	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

For the year ended October 31, 2013, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9,050 from the sale of Class A shares and received $6,735, $78 and $20,772 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 12,725	$377,075	$377,655	$12,145	$18

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,345,466, $2,053,535, $37,101 and $13,023 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$104,561,240	$77,073,408
U.S. government securities	108,426,236	107,147,798

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swaps and futures) are as follows:

Cost	$244,402,907

Gross unrealized appreciation	$1,831,564
Gross unrealized depreciation	(2,793,867)

Net unrealized depreciation	$(962,303)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes

52	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2013, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2013, the Fund held futures for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

54	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

During the year ended October 31, 2013, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2013, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2013, the Fund held written swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2013, the Fund held written options for hedging and non-hedging purposes.

For the year ended October 31, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/12	755,290,000		$421,120
Options written	1,155,374,479		4,771,849
Options expired	(466,803,310)		(1,077,302)
Options bought back	(1,372,776,491)		(3,772,254)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/13	71,084,678		$343,413

At October 31, 2013, the maximum payments for the written put options are unknown with a fair value of $169,660 expiring between November 2013 and July 2014, as reflected in the Portfolio of Investments. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

For the year ended October 31, 2013, the Fund had the following transactions in written swaptions:

	Notional Amount		Premium
Swaptions written outstanding as of 10/31/12	20,620,000		$59,798
Swaptions written	316,040,000		2,341,872
Swaptions expired	(160,200,000)		(682,951)
Swaptions bought back	(161,475,000)		(1,655,033)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/13	14,985,000		$63,686

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

56	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2013, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2013, the Fund held credit default swaps for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2013, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $167,421,000 with unrealized appreciation of $1,043,141 and ranging from a term of 4 to 50 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. At October 31, 2013, the Fund had Buy Contracts outstanding with the same reference obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $12,011,000.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

58	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

During the year ended October 31, 2013, the Fund held total return swaps for non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013, the Fund had OTC derivatives with contingent features in liability positions in the amount of $2,542,531. The fair value of assets pledged as collateral by the Fund for such derivatives was $3,118,950 at October 31, 2013. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, $963,142 would be required to be posted by the fund.

Dividend Swaps:

Dividend swaps involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund may gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount.

During the year ended October 31, 2013, the Fund held dividend swaps for non-hedging purposes.

At October 31, 2013 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Unrealized depreciation on interest rate swaps	$253,196

Interest rate contracts				Receivable/Payable for variation margin on futures	857,052	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	$1,599,903	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	2,594,159	*

Interest rate contracts	Investments in securities, at value	153,822		Options written, at value	28,861

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	442,761		Unrealized depreciation of forward currency exchange contracts	1,165,298

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Investments in securities, at value	$20,597

Credit contracts	Unrealized appreciation on credit default swaps	258,615		Unrealized depreciation on credit default swaps	$1,436,823

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	1,329,691	*	Receivable/Payable for variation margin on centrally cleared credit default swaps	295,370	*

Equity contracts	Unrealized appreciation on total return swaps	35,461		Unrealized depreciation on total return swaps	261,937

Equity contracts	Receivable/Payable for variation margin on futures	543,700	*

Equity contracts	Investment in securities, at value	117,471		Options written, at value	169,660

Total		$4,502,021			$7,062,356

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$(79,014)	$(740,345)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	484,874	(848,571)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	459,322	(431,490)

60	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	$197,802	$34,825
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,144,454	(576,331)
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	1,077,505	28,861

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(892,921)	(223,747)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	2,619,333	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	2,116,502	67,227

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	409,660	(20,005)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(352,188)	$543,700

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,042,778)	(27,520)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	(425,288)	(393,095)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	380,423	137,325

Total		$6,097,686	$(2,449,166)

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2013:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$14,645,000	(a)
Average notional amount of sale contracts	$88,256,600	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$138,860,861

Credit Default Swaps:
Average notional amount of buy contracts	$97,185,450
Average notional amount of sale contracts	$94,123,469

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,720,003
Average principal amount of sale contracts	$54,146,762

Futures:
Average notional amount of buy contracts	$7,910,718	(c)
Average notional amount of sale contracts	$23,115,754	(d)

62	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Interest Rate Swaps:
Average notional amount	$156,511,726

Total Return Swaps:
Average notional amount	$72,890,806

Purchased Options Contracts:
Average monthly cost.	$1,452,419

(a)	Positions were open for two months during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for three months during the period.

(d)	Positions were open for eleven months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2013, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2013, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	8,008,588	2,900,248	$69,954,987	$25,850,119

Shares issued in reinvestment of dividends	237,900	36,960	2,082,742	320,601

Shares converted from Class B	36,217	64,871	317,517	572,822

Shares redeemed	(5,474,394)	(1,970,095)	(47,532,602)	(17,372,910)

Net increase	2,808,311	1,031,984	$24,822,644	$9,370,632

Class B
Shares sold	43,531	19,858	$380,626	$171,644

Shares issued in reinvestment of dividends	6,241	1,399	54,668	12,077

Shares converted to Class A	(36,188)	(64,807)	(317,517)	(572,822)

Shares redeemed	(46,600)	(63,165)	(407,376)	(555,507)

Net decrease	(33,016)	(106,715)	$(289,599)	$(944,608)

64	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2013	Year Ended October 31, 2012

Class C
Shares sold	1,597,948	461,268		$13,981,278		$4,081,609

Shares issued in reinvestment of dividends	42,077	6,074		368,488		52,471

Shares redeemed	(928,073)	(384,148)		(8,057,527)		(3,311,006)

Net increase	711,952	83,194		$6,292,239		$823,074

Advisor Class
Shares sold	18,687,714	3,164,578		$163,424,949		$28,109,994

Shares issued in reinvestment of dividends	274,247	69,141		2,392,709		600,334

Shares redeemed	(5,542,070)	(5,659,685)		(47,813,419)		(49,998,680)

Net increase (decrease)	13,419,891	(2,425,966)		$118,004,239		$(21,288,352)

Class R
Shares sold	32,979	36,545		$288,158		$317,450

Shares issued in reinvestment of dividends	6,260	1,359		54,635		11,796

Shares redeemed	(61,408)	(15,283)		(532,917)		(132,400)

Net increase (decrease)	(22,169)	22,621		$(190,124)		$196,846

Class K
Shares sold	286	255		$2,492		$2,285

Shares issued in reinvestment of dividends	209	123		1,831		1,058

Shares redeemed	(18)	(9,707)		(162)		(85,332)

Net increase (decrease)	477	(9,329)		$4,161		$(81,989)

Class I
Shares sold	923,583	– 0	–	$8,055,533	$	– 0	–

Shares issued in reinvestment of dividends	8,971	– 0	–	77,911		– 0	–

Shares redeemed	(5,669)	– 0	–	(50,000)		– 0	–

Net increase	926,885	– 0	–	$8,083,444	$	– 0	–

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	65

Notes to Financial Statements

For the year ended October 31, 2012, a third party vendor reimbursed the Fund $194 for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

66	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2013.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	67

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,490,491	$1,272,478

Total taxable distributions	4,490,491	1,272,478
Tax return of capital	2,078,126	– 0	–

Total distributions paid	$6,568,617	$1,272,478

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Accumulated capital and other losses		(3,793,369	)(a)
Unrealized appreciation/(depreciation)		(1,151,581	)(b)

Total accumulated earnings/(deficit)		$(4,944,950	)(c)

(a)

At October 31, 2013, the Fund had a net capital loss carryforward of $3,543,996. During the fiscal year, the Fund utilized $69,862 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2013, the cumulative deferred loss on straddles was $249,373.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Fund had a net capital loss carryforward of $3,543,996 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,177,357	n/a	2017
1,053,051	n/a	2018
1,313,588	n/a	2019

68	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, options, and futures, reclassifications of paydown gains/losses, the disallowance of a net operating loss, and the overdistribution of dividends resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	69

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.09		$ 8.33		$ 8.50		$ 8.10		$ 7.39

Income From Investment Operations
Net investment income(a)	.06	(b)	.11	(b)	.25	(b)	.24		.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.76		(.13)		.39		.71

Net increase in net asset value from operations	.04		.87		.12		.63		1.03

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.11)		(.29)		(.23)		(.28)
Tax return of capital	(.11)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.45)		(.11)		(.29)		(.23)		(.32)

Net asset value, end of period	$ 8.68		$ 9.09		$ 8.33		$ 8.50		$ 8.10

Total Return
Total investment return based on net asset value(c)	0.46%		10.49	%*	1.37	%*	7.88	%*	14.45%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,922		$51,931		$38,970		$42,733		$46,138
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.91%		.90%		.90	%**	.90%
Expenses, before waivers/reimbursements.	1.19%		1.45%		1.44%		1.55	%**	1.69%
Net investment income	.68	%(b)	1.31	%(b)	2.98	%(b)	2.83	%**	4.24%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

70	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.10		$ 8.34		$ 8.51		$ 8.11		$ 7.40

Income From Investment Operations
Net investment income(a)	.00	(b)(d)	.07	(b)	.17	(b)	.18		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.75		(.11)		.39		.72

Net increase (decrease) in net asset value from operations	(.03)		.82		.06		.57		.98

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.06)		(.23)		(.17)		(.23)
Tax return of capital	(.13)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.39)		(.06)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 8.68		$ 9.10		$ 8.34		$ 8.51		$ 8.11

Total Return
Total investment return based on net asset value(c)	(0.30)%		9.85	%*	0.66	%*	7.13	%*	13.65%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,406		$1,774		$2,515		$3,856		$6,226
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.61%		1.60%		1.60	%**	1.60%
Expenses, before waivers/reimbursements	1.93%		2.20%		2.21%		2.30	%**	2.49%
Net investment income	.05	%(b)	.77	%(b)	2.06	%(b)	2.15	%**	3.66%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.10		$ 8.33		$ 8.50		$ 8.10		$ 7.40

Income From Investment Operations
Net investment income(a)	.00	(b)(d)	.06	(b)	.19	(b)	.18		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.77		(.13)		.39		.71

Net increase (decrease) in net asset value from operations	(.03)		.83		.06		.57		.97

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.06)		(.23)		(.17)		(.23)
Tax return of capital	(.10)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.39)		(.06)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 8.68		$ 9.10		$ 8.33		$ 8.50		$ 8.10

Total Return
Total investment return based on net asset value(c)	(0.31)%		9.99	%*	0.66	%*	7.13	%*	13.50%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,707		$13,128		$11,332		$13,236		$14,376
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.61%		1.60%		1.60	%**	1.60%
Expenses, before waivers/reimbursements	1.89%		2.17%		2.15%		2.26	%**	2.39%
Net investment income	.04	%(b)	.63	%(b)	2.27	%(b)	2.13	%**	3.53%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

72	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.09		$ 8.33		$ 8.49		$ 8.09		$ 7.39

Income From Investment Operations
Net investment income(a)	.08	(b)	.14	(b)	.32	(b)	.26		.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.76		(.17)		.39		.72

Net increase in net asset value from operations	.06		.90		.15		.65		1.04

Less: Dividends and Distributions
Dividends from net investment income	(.40)		(.14)		(.31)		(.25)		(.30)
Tax return of capital	(.08)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.48)		(.14)		(.31)		(.25)		(.34)

Net asset value, end of period	$ 8.67		$ 9.09		$ 8.33		$ 8.49		$ 8.09

Total Return
Total investment return based on net asset value(c)	0.63%		10.86	%*	1.79	%*	8.21	%*	14.64%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,980		$28,989		$46,740		$12,660		$12,255
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.61%		.60%		.60	%**	.60%
Expenses, before waivers/reimbursements	.87%		1.15%		1.14%		1.23	%**	1.28%
Net investment income	.96	%(b)	1.61	%(b)	3.81	%(b)	3.14	%**	4.39%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.07		$ 8.31		$ 8.47		$ 8.07		$ 7.37

Income From Investment Operations
Net investment income(a)	.05	(b)	.10	(b)	.25	(b)	.22		.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)		.76		(.14)		.39		.70

Net increase in net asset value from operations	.01		.86		.11		.61		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.10)		(.27)		(.21)		(.26)
Tax return of capital	(.15)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.43)		(.10)		(.27)		(.21)		(.30)

Net asset value, end of period	$ 8.65		$ 9.07		$ 8.31		$ 8.47		$ 8.07

Total Return
Total investment return based on net asset value(c)	0.14%		10.37	%*	1.29	%*	7.68	%*	14.12%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$911		$1,156		$871		$516		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%		1.11%		1.10%		1.10	%**	1.10%
Expenses, before waivers/reimbursements	1.59%		1.84%		1.84%		1.88	%**	1.96%
Net investment income	.52	%(b)	1.09	%(b)	2.98	%(b)	2.61	%**	4.02%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

74	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.10		$ 8.34		$ 8.50		$ 8.10		$ 7.39

Income From Investment Operations
Net investment income(a)	.07	(b)	.15	(b)	.24	(b)	.23		.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.73		(.11)		.41		.71

Net increase in net asset value from operations	.04		.88		.13		.64		1.03

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.12)		(.29)		(.24)		(.28)
Tax return of capital	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.46)		(.12)		(.29)		(.24)		(.32)

Net asset value, end of period	$ 8.68		$ 9.10		$ 8.34		$ 8.50		$ 8.10

Total Return
Total investment return based on net asset value(c)	0.40%		10.58	%*	1.54	%*	8.00	%*	14.45%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48		$46		$120		$205		$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.86%		.85%		.85	%**	.85%
Expenses, before waivers/reimbursements	1.24%		1.48%		1.50%		1.29	%**	1.68%
Net investment income	.75	%(b)	1.78	%(b)	2.78	%(b)	2.73	%**	4.29%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.08		$ 8.31		$ 8.48		$ 8.08		$ 7.38

Income From Investment Operations
Net investment income(a)	.08	(b)	.14	(b)	.28	(b)	.26		.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.77		(.14)		.40		.70

Net increase in net asset value from operations	.06		.91		.14		.66		1.04

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.14)		(.31)		(.26)		(.30)
Tax return of capital	(.03)		– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.48)		(.14)		(.31)		(.26)		(.34)

Net asset value, end of period	$ 8.66		$ 9.08		$ 8.31		$ 8.48		$ 8.08

Total Return
Total investment return based on net asset value(c)	0.67%		11.02	%*	1.69	%*	8.26	%*	14.69%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,036		$10		$9		$10		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.61%		.60%		.60	%**	.60%
Expenses, before waivers/reimbursements	.80%		1.14%		1.17%		1.18	%**	1.25%
Net investment income	.92	%(b)	1.65	%(b)	3.35	%(b)	3.13	%**	4.57%
Portfolio turnover rate	301%		128%		78%		54%		86%

See footnote summary on page 77.

76	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended October 31,
	2013	2012	2011	2010		2009

Class A
Net of waivers/reimbursements	.90%	.90%	.90%	.90	%**	.90%
Before waivers/reimbursements	1.19%	1.44%	1.44%	1.55	%**	1.69%
Class B
Net of waivers/reimbursements	1.60%	1.60%	1.60%	1.60	%**	1.60%
Before waivers/reimbursements	1.93%	2.20%	2.21%	2.30	%**	2.49%
Class C
Net of waivers/reimbursements	1.60%	1.60%	1.60%	1.60	%**	1.60%
Before waivers/reimbursements	1.89%	2.16%	2.15%	2.26	%**	2.39%
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.60%	.60	%**	.60%
Before waivers/reimbursements	.87%	1.14%	1.14%	1.23	%**	1.28%
Class R
Net of waivers/reimbursements	1.10%	1.10%	1.10%	1.10	%**	1.10%
Before waivers/reimbursements	1.59%	1.83%	1.84%	1.88	%**	1.96%
Class K
Net of waivers/reimbursements	.85%	.85%	.85%	.85	%**	.85%
Before waivers/reimbursements	1.24%	1.47%	1.50%	1.29	%**	1.68%
Class I
Net of waivers/reimbursements	.60%	.60%	.60%	.60	%**	.60%
Before waivers/reimbursements	.80%	1.13%	1.17%	1.18	%**	1.25%

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 by 0.01%, 0.08%, 0.55% and 0.57%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	77

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the AllianceBernstein Unconstrained Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Unconstrained Bond Fund, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2013

78	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2013.

For foreign shareholders, 17.35% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	79

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon (2), Vice President Michael L. Mon(2) , Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, Mon, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

80	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”),** and the head of AllianceBernstein Investments, Inc. (“ABI”),** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	81

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 81 (1995)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1995)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

82	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	83

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

84	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	85

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

86	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	87

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Michael L. Mon 44	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2008.

Douglas J. Peebles 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Matthew S. Sheridan 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Stephen M. Woetzel 42	Controller	Vice President of ABIS**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

88	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Unconstrained Bond Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund do not include “AllianceBernstein. “References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	89

incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2013.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Net Assets	Net Assets ($MM)
Unconstrained Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$233.5

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended October 31, 2013, the Adviser received $65,274 (0.065% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio(%)[6]		Fiscal Year End
Unconstrained Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.89 1.22 1.97 1.93 1.64 1.31 0.81	% % % % % % %	October 31 (ratios as of April 30, 2013)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

90	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	91

investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets.8

Fund	Net Assets 9/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Unconstrained Bond Fund, Inc.	$233.5	Unconstrained Bond 50% on 1st $50 million 20% on the balance Minimum Account Size: $50m	0.382%	0.500%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

92	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Unconstrained Bond Fund, Inc.	0.500	0.875	1/12

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Unconstrained Bond Fund, Inc.	0.900	1.294	1/12	1.499	2/55

Based on this analysis, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

13	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	93

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,044, $267,413 and $1,662 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $34,652 in fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

94	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	95

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3,5 and 10 year performance rankings17 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2013.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Unconstrained Bond Fund, Inc.
1 year	0.66	3.67	3.47	11/12	50/65
3 year	4.29	0.06	3.62	1/2	10/33
5 year	4.04	N/A	0.56	1/1	4/15
10 year	4.57	N/A	2.73	1/1	1/2

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmarks.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

17	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.
20	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

21	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2013.

22	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

96	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

	Periods Ending July 31, 2013
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Unconstrained Bond Fund, Inc.[23]	0.66	4.29	4.04	4.57	6.01	4.99	0.57	10
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11	0.11	0.25	1.72	N/A	0.55	N/A	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	0.74	3.33	4.94	4.55	5.67	N/A	N/A	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

23	Prior to February 3, 2011, the Fund’s benchmark was the Barclay Capital Global Aggregate Bond Index (USD hedged).

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	97

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

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Select US Equity Portfolio

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Fixed Income (continued)

Taxable

Bond Inflation Strategy

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Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy

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Closed-End Funds

Alliance California Municipal Income Fund

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

98	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	99

NOTES

100	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0151-1013

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2012	$68,000	$326	$18,795
2013	$68,000	$—	$19,713

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2012	$717,887	$ $ $	19,121 (326 (18,795	) )
2013	$341,224	$ $ $	19,713 — (19,713)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 23, 2013